Exhibit 99.6
AMENDMENT NO. 1
TO CONDITIONAL ASSIGNMENT
AND SECURITY AGREEMENT
Amendment No. 1 dated as of the 18th day of July, 2001 to the Conditional Assignment and Security Agreement dated as of July 6, 2000 (hereinafter referred to as the "Original Agreement"), made by Electronic Retailing Systems, International Inc., a Delaware corporation (hereinafter referred to as the "Parent"), and Electronic Retailing Systems International, Inc., a Connecticut corporation and wholly-owned subsidiary of the Parent (together with the Parent, hereinafter referred to as the "Grantors"), in favor of United States Trust Company of New York, as agent for each of the Secured Parties identified in the Original Agreement.

W I T N E S S E T H:

	WHEREAS, the Grantors and the Collateral Agent are parties to the Original Agreement; and

	WHEREAS, the Super-Required Holders have executed and delivered their consents to the amendments to the Original Agreement set forth herein, and authorized the Collateral Agent to enter into this Amendment No. 1, all as set forth in certain Letters of Transmittal to Systems Holding, Inc., a Delaware corporation (hereinafter referred to as "Holdco"), copies of which have been delivered to the Collateral Agent; and the Grantors further wish to amend the Original Agreement as set forth herein;

	NOW, THEREFORE, in consideration of the mutual covenants contained herein, each of the Grantors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured
Parties, as follows:

SECTION I

	Effective immediately prior to the Initial Closing (as hereinafter defined):

A. Sub-paragraph (xviii) of Section I of this Original
Agreement shall be deleted and the following inserted in lieu thereof:

"(xviii) The term "Notes" shall mean the 8% Notes"."

; and the phrase "(hereinafter referred to as the "Notes")" contained in the second recital of the Original Agreement shall be deleted;

B. The period at the end of the second sentence of Paragraph (b) of Section 2.3 shall be deleted and in lieu thereof the following shall be added: "; and provided that the foregoing covenant shall not constrain the exercise or conversion of any NewCheck
Securities in accordance with its terms (it being acknowledged that any securities or other property issued upon such exercise or conversion shall continue to constitute NewCheck Securities [or proceeds thereof] hereunder)."; and

C. Clause (b)(y) of Section 3.1 of the Original Agreement shall be deleted.

For purposes of this Amendment No. 1, the "Initial Closing" shall mean the effectiveness of the assignment and transfer to Holdco of 10% Notes by the Required Holders thereof (as those terms are defined in the Original Agreement), prior notice of the time and date of which the Grantors shall deliver to the Collateral Agent.

SECTION II

A. Except as set forth therein, the Original Agreement shall remain in full force and effect.

B. The parties hereto shall execute such additional documents and instruments reasonably requested by any other party in order to consummate the transactions contemplated hereunder.

C. This Amendment No. 1 shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York without reference to principles of conflicts of laws, except as required by mandatory provisions of law.

D. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original and all of which shall together constitute the same instrument.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.


Attest:	ELECTRONIC RETAILING SYSTEMS
 INTERNATIONAL, INC., a Delaware
 corporation


s/Norton Garfinkle			By s/Bruce F. Failing, Jr.
-----------------------		   ----------------------------
Secretary					   Chief Executive Officer

Attest:	ELECTRONIC RETAILING SYSTEMS
 INTERNATIONAL, INC., a
 Connecticut corporation


s/Norton Garfinkle			By s/Bruce F. Failing, Jr.
------------------------		   -----------------------------
Secretary						President


ACCEPTED:

COLLATERAL AGENT:

UNITED STATES TRUST COMPANY
 OF NEW YORK


By s/Louis P. Young
   -----------------------
    Louis P. Young
    Vice President


corp\ers\amendment\no.1 to con & sec agreement 8k